UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2016

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A (this “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by On Deck Capital, Inc. (the “Company”) under Items 7.01 and 9.01 on April 19, 2016 (the “Original Form 8-K”). The Company had furnished certain supplemental Company small business loan performance and other data as Exhibit 99.1 in Item 9.01 to the Original Form 8-K. The Original Form 8-K contemplated loan performance and other data based on, among other things, a specified minimum OnDeck Score®. The content of this Form 8-K/A is furnished without being subject to a specified minimum OnDeck Score. This Form 8-K/A is being filed to amend and restate in its entirety, and supersede, Item 7.01 and Exhibit 99.1 in Item 9.01 of the Original Form 8-K. References to exhibits in this Form 8-K/A are references to the exhibit attached hereto and not to exhibits filed with the Original Form 8-K.

Item 7.01	Regulation FD Disclosure.
On April 22, 2016, the Company intends to make certain supplemental Company small business loan performance and other data (collectively, the “Supplemental Data”) available to certain third parties. A copy of the Supplemental Data is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein solely for purposes of this Item 7.01.
By design, the Supplemental Data is different from and not directly comparable to the Company’s previously published loan performance information. The Supplemental Data includes information for a specific subset of the Company’s daily and weekly pay U.S. term loans, including both on-balance sheet loans and loans sold to investors, that (i) had an initial principal balance of $250,000 or less, an original term of 18 months or less and a specified minimum loan yield (excluding origination fees) greater than or equal to 19% and (ii) were underwritten using a specified minimum amount of monthly bank data. In addition, the Supplemental Data sets forth certain historical delinquency data on the basis of “missed payment factor,” as defined on Exhibit 99.1, and not calendar days past due.  As described in more detail on Exhibit 99.1, the Supplemental Data includes information as of and for the dates and periods shown.
No assurance is given that the Supplemental Data is indicative of the future performance of the Company’s existing or future on-balance sheet loans, or loans sold or loans to be sold.  The Company undertakes no duty to update the Supplemental Data in the future except as may be required by law. The furnishing of the Supplemental Data is not an admission as to the materiality of all or any portion thereof. The Supplemental Data is not to be viewed in isolation and is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2015, and other public filings or announcements that the Company has made and may make from time to time with the SEC, by press release or otherwise.
The information in this Current Report on Form 8-K/A, including, without limitation, Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Supplemental Company small business loan performance and other data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2016	On Deck Capital, Inc.

/s/ Howard Katzenberg
Howard Katzenberg Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Company small business loan performance and other data.